UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1 TO CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 21, 2007 (April 11, 2007)

GateHouse Media, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33091	36-4197635
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

350 WillowBrook Office Park, Fairport, New York	14450
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (585) 598-0030

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INTRODUCTORY NOTE

This Amendment No. 1 amends the Current Report on Form 8-K of GateHouse Media, Inc. (the “Company”) filed with the Securities and Exchange Commission on April 11, 2007 relating to the Company’s acquisition of nine (9) publications from The Copley Press, Inc. (the “Copley Transaction”). This Form 8-K/A amends the Company’s Current Report on Form 8-K filed on April 11, 2007 to include the financial statements and pro forma financial information required by Items 9.01(a) and 9.01(b) of Form 8-K. The description of the Copley Transaction, as set forth in the Company’s Current Report on Form 8-K filed on April 11, 2007, is hereby incorporated by reference into this Form 8-K/A.

Section 9 – Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits

Pursuant to Item 9.01 of Form 8-K, set forth below are the Financial Statements and Pro Forma Financial Information relating to the Copley Transaction. Such information should be read in connection with the Company’s Current Report on Form 8-K filed on April 11, 2007.

(a)	Financial Statements of Business Acquired

The Combined Balance Sheets of acquired publications as of December 31, 2005 and 2006 (audited) and March 31, 2007 (unaudited) and the related Combined Statements of Operations and Cash Flows for the years ended December 31, 2004, 2005 and 2006 (audited), and the three months ended March 31, 2006 and 2007 (unaudited), as required by this item, are attached hereto, and incorporated herein by reference as Exhibit 99.1.

(b)	Pro Forma Financial Information

The Unaudited Pro Forma Condensed Consolidated Balance Sheet of the Company, as of March 31, 2007 and the related Unaudited Pro Forma Condensed Consolidated Statements of Operations for the year ended December 31, 2006, and the three months ended March 31, 2007 and 2006, as required by this item, are attached hereto and incorporated herein by reference as Exhibit 99.2.

(d)	Exhibits

99.1	Combined Balance Sheets of acquired publications as of December 31, 2005 and 2006 (audited) and March 31, 2007 (unaudited) and the related Combined Statements of Operations and Cash Flows for the years ended December 31, 2004, 2005 and 2006 (audited), and the three months ended March 31, 2006 and 2007 (unaudited).

99.2	Unaudited Pro Forma Condensed Consolidated Balance Sheet of the Company, as of March 31, 2007 and the related Unaudited Pro Forma Condensed Consolidated Statements of Operations for the year ended December 31, 2006, and the three months ended March 31, 2007 and 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GATEHOUSE MEDIA, INC.

/s/ Michael Reed
Michael Reed
Chief Executive Officer
Date: June 21, 2007

EXHIBIT INDEX

Exhibit Number	Exhibit

99.1	Combined Balance Sheets of acquired publications as of December 31, 2005 and 2006 (audited) and March 31, 2007 (unaudited) and the related Combined Statements of Operations and Cash Flows for the years ended December 31, 2004, 2005 and 2006 (audited), and the three months ended March 31, 2006 and 2007 (unaudited).

99.2	Unaudited Pro Forma Condensed Consolidated Balance Sheet of the Company, as of March 31, 2007 and the related Unaudited Pro Forma Condensed Consolidated Statements of Operations for the year ended December 31, 2006, and the three months ended March 31, 2007 and 2006.